SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 5th, 2005.

TELESIS TECHNOLOGY CORPORATION.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-51008                                      04-3684840

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(Commission File Number)              (IRS Employer Identification No.)

1611 12th Street East, Unit A

Palmetto, Florida 34221

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(Address of Principal Executive Offices) (Zip Code)

(941)795-7441

(Registrant's Telephone Number, Including Area Code)

5306 Cortez Road West, Suite 2

Bradenton, Florida 34210

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(Former Name or Former Address, if Changed

Since Last Report)

Item 5. Other Events.

Effective January 5th, 2005, the Company’s principal executive offices and headquarters are located at 1611 12th Street East, Unit A, Palmetto, FL 34221 USA.  The Telephone number is (941) 795-7441 and the Fax number is (941) 795-7442.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS TECHNOLOGY CORPORATION.

By: /s/ Hasit Vibhakar

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        HASIT VIBHAKAR, Chairman, CEO & President

Date: January 5th, 2005

By: /s/ Erwin Goodwin

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        ERWIN GOODWIN, Chief Financial Officer (CFO)

Date: January 5th, 2005